FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

--------------------------------------------------------------------------------

                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 1996-1

--------------------------------------------------------------------------------


    Pursuant to the Master Pooling and Servicing Agreement dated as of October 4,1994 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1996-1 Supplement, dated as of November 27, 1996 (the "Supplement" and, together with the Pooling and Servicing
    Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:

    Due Period Ending                                                  NOVEMBER 30, 1996
    Determination Date                                                 December 9, 1996
    Distribution Date                                                  December 16, 1996

                                                                       --------
    Class A Accumulation Period ("Y" or "N")?                             N
                                                                       --------
                                                                       --------
    Class B Accumulation Period ("Y" or "N")?                             N
                                                                       --------
                                                                       --------
    Early Amortization Period ("Y" or "N")?                               N
                                                                       --------
                                                                       --------
    Class B Investor Amount paid in full ("Y" or "N")?                    N
                                                                       --------


    MASTER TRUST INFORMATION


    Receivables

    1.     The aggregate amount of Eligible Receivables as of the end of
           the last day of the relevant Due Period                        $       1,036,785,196.91

    2.     The aggregate amount of Principal Receivables as of the end
           of the last day of the relevant Due Period                     $       1,014,371,578.98

    3.     The aggregate amount of Finance Charge Receivables as of
           the end of the last day of the relevant Due Period             $          22,413,617.93

    4.     The aggregate amount of Discount Option Receivables as of
                                                                               --------------------
           the last day of the relevant Due Period                        $                   0.00
                                                                               --------------------

    5.     The Transferor Amount as of the end of the last day of the
           relevant Due Period                                            $          34,371,578.98

    6.     The minimum Transferor Amount as of the end of the last
           day of the relevant Due Period                                 $          37,677,345.54

    7.     The Excess Funding Account Balance as of the end of the
           last day of the relevant Due Period                            $                   0.00

    8.     The aggregate principal balance of Receivables determined
           to be
           Receivables of Defaulted Accounts for the relevant Due         $           7,226,902.99
           Period

    9.     The aggregate amount of Recoveries for the relevant Due        $             909,701.67
           Period

    10.    The Default Amount for the relevant Due Period                             6,317,201.32
                                                                                      6,317,201.32

    Collections

    11.    The aggregate amount of Collections of Principal
           Receivables
           for the relevant Due Period                                    $          84,744,018.10

    12.    The aggregate amount of Collections of Finance Charge
           Receivables for the relevant Due Period                        $          17,096,725.90

    13.    The aggregate amount of interest earnings (net of losses
           and investment expenses) on the Excess Funding
           Account for the relevant Due Period                            $                   0.00

    14.    The aggregate amount of Collections processed for the
           relevant
           Due Period (sum of lines 9+11+12+13)                           $         102,750,445.67

                                                                               --------------------
    15.    The average Discount Percentage for the relevant Due Period %                     0.00%
                                                                               --------------------


    Invested Amounts

    16.    The Series 1994-1 Invested Amount as of the end of the                       55,000,000
           last
           day of the relevant Due Period                                 $             55,000,000

    17.    The Series 1994-2 Invested Amounts as of the end of the
           last
           day of the relevant Due Period
                         a.  Class A                                   $            308,000,000.00
                         b.  Class B                                   $             36,000,000.00
                         c.  Collateral Indebtedness Interest          $            580,000,000.00
                         d. Class D                                    $              6,000,000.00
                                                                               --------------------
                         e.  Total Invested Amount (sum of a - d)      $            400,000,000.00
                                                                                    400,000,000.00
    18.    The Series 1995-1 Invested Amounts as of the end of the
           last
           day of the relevant Due Period
                         a.  Class A                                   $            216,000,000.00
                         b.  Class B                                   $             30,000,000.00
                         c.  Collateral Indebtedness Interest          $             39,000,000.00
                         d. Class D                                    $             15,000,000.00
                                                                               --------------------
                         e.  Total Invested Amount (sum of a - d)      $            300,000,000.00
                                                                                    300,000,000.00

    19.    The Series 1996-1 Invested Amounts as of the end of the
           last
           day of the relevant Due Period
                         a.  Class A                                   $            162,000,000.00
                         b.  Class B                                   $             22,500,000.00
                         c.  Collateral Indebtedness Interest          $             29,250,000.00
                         d. Class D                                    $             11,250,000.00
                         e.  Total Invested Amount (sum of a - d)      $            225,000,000.00
                                                                                    225,000,000.00

    20.    The aggregate Invested Amount across all series of Investor
           Certificates outstanding as of the end of the last day of
           the
           relevant Due Period                                            $            980,000,000
                                                                                       980,000,000

    Investor Amounts

    21.    The Series 1994-1 Investor Amount as of the end of the
           last
           day of the relevant Due Period                                 $             55,000,000

    22.    The Series 1994-2 Investor Amounts as of the end of the
           last
           day of the relevant Due Period
                         a.  Class A                                   $            308,000,000.00
                         b.  Class B                                   $             36,000,000.00
                         c.  Collateral Indebtedness Interest          $             50,000,000.00
                         d. Class D                                    $              6,000,000.00
                                                                               --------------------
                         e.  Total Investor Amount (sum of a - d)      $            400,000,000.00
                                                                                    400,000,000.00
    23.    The Series 1995-1 Investor Amounts as of the end of the
           last
           day of the relevant Due Period
                         a.  Class A                                   $            216,000,000.00
                         b.  Class B                                   $             30,000,000.00
                         c.  Collateral Indebtedness Interest          $             39,000,000.00
                         d. Class D                                    $             15,000,000.00
                                                                               --------------------
                         e.  Total Investor Amount (sum of a - d)      $            300,000,000.00
                                                                                    300,000,000.00

    24.    The Series 1996-1 Investor Amounts as of the end of the
           last
           day of the relevant Due Period
                         a.  Class A                                   $            162,000,000.00
                         b.  Class B                                   $             22,500,000.00
                         c.  Collateral Indebtedness Interest          $             29,250,000.00
                         d. Class D                                    $             11,250,000.00
                                                                               --------------------
                         e.  Total Investor Amount (sum of a - d)      $            225,000,000.00
                                                                                    225,000,000.00

    25.    The aggregate Investor Amount across all series of Investor
           Certificates outstanding as of the end of the last day of
           the
           relevant Due Period                                         $            980,000,000.00


    Series 1996-1 Allocation Percentages

    26.    The Fixed Percentage with respect to the relevant
           Due Period
                         a.  Class A                                   %                     0.00%
                         b.  Class B                                   %                     0.00%
                         c.  Collateral Indebtedness Interest          %                     0.00%
                         d.  Class D                                   %                     0.00%
                                                                               --------------------
                         e.  Series 1996-1 Total                                             0.00%
                                                                               --------------------

    27.    The Floating Percentage with respect to the relevant
           Due Period
                         a.  Class A                                   %                     4.12%
                         b.  Class B                                   %                     0.57%
                         c.  Collateral Indebtedness Interest          %                     0.74%
                         d.  Class D                                   %                     0.29%
                                                                               --------------------
                         e.  Series 1996-1 Total                                             5.72%                        5.72%
                                                                               --------------------


    Allocation of Collections

    28.    The Series 1996-1 allocation of Collections of Principal
           Receivables for the relevant Due Period (line 27 times
           line 11)
                         a.  Class A                                   $              3,174,981.63
                         b.  Class B                                   $                440,969.67
                         c.  Collateral Indebtedness Interest          $                573,260.57
                         d.  Class D                                   $                220,484.84
                                                                       ----------------------------
                         e.  Series 1996-1 Total                       $              4,409,696.71
                                                                       ----------------------------
                                                                                      4,409,696.71

    29.    The Series 1996-1 allocation of Collections of Finance
           Charge Receivables for the relevant Due Period (line 27
           times line
           12)
                         a.  Class A                                   $                658,659.40
                         b.  Class B                                   $                 91,480.47
                         c.  Collateral Indebtedness Interest          $                118,924.61
                         d.  Class D                                   $                 45,740.24
                                                                       ----------------------------
                         e.  Series 1996-1 Total                       $                914,804.72
                                                                       ----------------------------
                                                                                        914,804.72

    Portfolio Yield and Deliquencies

    30.    The Portfolio Yield for the relevant Due Period (including
           Shared Excess Finance Charge Collections, if allocated)
           with respect to Series 1996-1                                     %              11.81%

    31.    The 3-month average Portfolio Yield for the three most
           recent
           Due Periods                                                       %              11.81%

    32.    The Base Rate for the relevant Due Period                         %               5.46%

    33.    The 3-month average Base Rate for the three most recent
           Due Periods                                                       %               5.46%

    34.    Average Portfolio Yield less average Base Rate                    %               6.35%

    35.    The amount of Shared Excess Finance Charge Collections
           allocable to Series 1996-1 with respect to any Finance
           Charge
           Shortfall in such Series for the relevant Due Period           $                   0.00

    36. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                               --------------------
                              (a)     Delinquent 31 to 60 days         $             26,132,739.15
                                                                               --------------------
                              (b)     Delinquent 61 to 90 days         $             16,315,877.92
                                                                               --------------------
                              (c)     Delinquent 91 days or more       $             27,792,514.88
                                                                               --------------------


    Determination of Monthly Interest

    37.    Class A Monthly Interest:
                         a.  Class A Monthly Interest                  $                474,097.50
                         b.  Funds allocated and available to pay
                         Class A
                              Monthly Interest for relevant Due        $                658,659.40
                         Period (4.3a)
    *                    c.  Class A Interest Shortfall (a less b)     $                      0.00
                         d.  Class A Additional Interest               $                      0.00

    38.    Class B Monthly Interest:
                         a.  Class B Monthly Interest                  $                 68,578.13
                         b.  Funds allocated and available to pay
                         Class B
                              Monthly Interest for relevant Due        $                 91,480.47
                         Period (4.3b)
    *                    c.  Class B Interest Shortfall (a less b)     $                      0.00
                         d.  Class B Additional Interest               $                      0.00

    39.    Collateral Monthly Interest and Class D Monthly Interest:
                         a.  Collateral/Class D Monthly Interest       $                127,715.62
                         b.  Funds allocated and available to pay
                         Collateral/
                              Class D Monthly Interest for relevant    $                164,664.85
                         Due Period
    *                    c.  Collateral/Class D Interest Shortfall (a  $                      0.00
                         less b)
                         d.  Collateral/Class D Additional Interest    $                      0.00



    Determination of Monthly Principal

    40.    Class A Monthly Principal (pursuant to section 4.4a):
                    (X). a.  Fixed Allocation Percentage of Principal
                         Receivable
                             Collections + Shared - Reallocted Coll.   $                      0.00
                    (Y). a.  Controlled Accumulation Amount            $                      0.00
                         b.  Deficit Controlled Accumulation Amount    $                      0.00
                         c.  Controlled Deposit Amount                 $                      0.00
                    (Z). a.  Class A Invested Amount                   $            216,000,000.00
           Class A Monthly Principal (the least of x,y,z)              $                      0.00

    41.    Class B Monthly Principal  (pursuant to section 4.4b)  (distributable only after payout of Class A)
                    (X). a.  Fixed Allocation Percentage of Principal
                         Receivable
                             Collections + Shared - Reallocted
                         Collections
                             Applied - Class A Monthly Principal       $                      0.00
                         Applications
                    (Y). a.  Controlled Accumulation Amount            $                      0.00
                         b.  Deficit Controlled Accumulation Amount    $                      0.00
                         c.  Controlled Deposit Amount                 $                      0.00
                    (Z). a.  Class B Invested Amount                   $             30,000,000.00
           Class B Monthly Principal (the least of x,y,z)              $                      0.00

    42.    Collateral Monthly Principal
                         a.  pursuant to 4.4c (i) prior to occurrence
                         of
                             Early Amortization or payment in full of
                         the
                             Class B Investor Amount (optional)        $                      0.00
                         b.  pursuant to 4.4c (ii) prior to
                         occurrence of
                             Early Amortization or payment in full of
                         the
                             Class B Investor Amount                   $                      0.00


    Available Funds

    43.    Class A Available Funds
                         a.  Class A Finance Charge allocation (line   $                658,659.40
                         29a)
                         b.  Prior to Class B Principal Commencement Date,
                         the
                             amount of Principal Funding Investment Proceeds
                         for
                             such prior Due Period                     $                      0.00
                         c.  Any amount of Reserve Account withdrawn
                         and
                            included in Class A Available Funds        $                      0.00
                         (section 4.14d)
                         d.  Class A Available Funds (sum a-c)         $                658,659.40

    44.    Class B Available Funds
                         a.  Class B Finance Charge allocation (line   $                 91,480.47
                         29b)
                         b.  On or After Class B Principal Commencement Date,
                         the
                             amount of Principal Funding Investment Proceeds
                         for
                             such prior Due Period                     $                      0.00
                         c.  Any amount of Reserve Account withdrawn
                         and
                            included in Class B Available Funds        $                      0.00
                         (section 4.14d)
                         d.  Class B Available Funds (sum a-c)         $                 91,480.47

    45.    Collateral Available Funds:
                         a.  Collateral Finance Charge allocation      $                118,924.61
                         (line 29c)

    46.    Class D Available Funds
                         a.  Class D Finance Charge allocation (line   $                 45,740.24
                         27d)


    Reallocated Principal Collections

    47.    Class D Subordinated Principal Collections (to the extent   $                      0.00
           needed to fund Required Amounts)

    48.    Collateral Subordinated Principal Collections (to the       $                      0.00
           extent
           needed to fund Required Amounts)

    49.    Class B Subordinated Principal Collections (to the extent   $                      0.00
           needed to fund Required Amounts)

    50.    Total Reallocated Principal Collections                     $                      0.00
                                                                                              0.00

    Investor Default Amounts

    51.    Class A Investor Default Amount                             $                260,147.72
                                                                       %                     7.47%

    52.    Class B Investor Default Amount                             $                 36,131.63
                                                                       %                     7.47%

    53.    Collateral Investor Default Amount                          $                 46,971.12
                                                                       %                     7.47%

    54.    Class D Investor Default Amount                             $                 18,065.81
                                                                       %                     7.47%

    55.    Aggregate Investor Default Amount                           $                361,316.27
                                                                       %                     7.47%

    Allocable Amounts for Series 1996-1

    56.    The Allocable Amount for Series 1996-1 as of the end of
           the
           relevant Due Period (Inv Default Amt + Series 96-1 Adjust
           Amt)
                Class A                                                $
                                                                                        260,147.72
                Class B                                                $
                                                                                         36,131.63
                Class C                                                $
                                                                                         46,971.12
                Class D                                                $
                                                                                         18,065.81
           Aggregate Allocable Amount                                  $
                                                                                        361,316.27


    Required Amounts for Series 1996-1

    57.    Class A Required Amount (section 4.5a)
                         a.  Class A Monthly Interest for current
                         Distribution
                             Date                                      $                474,097.50

                         b.  Class A Monthly Interest previously due
                         but not
                             paid                                      $                      0.00
                         c.  Class A Additional Interest for prior
                         Due Period
                             or previously due but not paid            $                      0.00
                         d.  Class A Investor Allocable Amount         $                260,147.72
                         e.  Class A Servicing Fee (if FNANB is no
                         longer
                             servicer)                                 $                      0.00
                         f.  Class A Available Funds                   $                658,659.40
                         g.  Class A Required Amount (sum of a-e       $                 75,585.82
                         minus f)

    58.    Class B Required Amount (section 4.5b)
                         a.  Class B Monthly Interest for current
                         Distribution
                             Date                                      $                 68,578.13

                         b.  Class B Monthly Interest previously due
                         but not
                             paid                                      $                      0.00
                         c.  Class B Additional Interest for prior
                         Due Period
                             or previously due but not paid            $                      0.00
                         d.  Class B Servicing Fee (if FNANB is no
                         longer
                             servicer)                                 $                      0.00
                         e.  Class B Available Funds                   $                 91,480.47
                         f.  Excess of Class B Allocable  Amount over
                             funds available to make payments          $                      0.00
                         (section 4.8d)
                         g.  Class B Required Amount ((sum of a-d)     $
                         minus e
                             plus f)                                                          0.00

    59.    Collateral/Class D Required Amount (section 4.5c,d)
                         a.  Collateral/Class D Monthly Interest for
                         current
                             Distribution date                         $                127,715.62
                         b.  Collateral/Class D Monthly Interest
                         previously
                             due but not paid                          $                      0.00
                         c.  Collateral/Class D Additional Interest
                         for prior
                             Due Period or previously due but not paid $                      0.00
                         d.  Collateral/Class D Servicing Fee (if
                         FNANB is
                             no longer servicer)                       $                      0.00
                         e.  Collateral/Class D Available Funds        $                164,664.85
                         f.  Excess of Collateral/Class D Allocable
                         Amount
                             over funds available to make payments     $                      0.00
                         g.  Collateral/Class D Required Amount ((sum
                         of
                             a-d) minus e plus f)                      $                      0.00


    Investor Charge-Offs

    60.    The aggregate amount of Class A Investor Charge-Offs and
           the
           reductions in the Class B Invested Amount, Collateral
           Indebtedness
           Amount and Class D Invested Amount
                         a.  Class A                                   $                      0.00
                         b.  Class B                                   $                      0.00
                         c.  Collateral Indebtedness Amount            $                      0.00
                         d.  Class D                                   $                      0.00

    61.    The aggregate amount of Class B Investor Charge-Offs and
           the
           reductions  in the Collateral Indebtedness Amount and
           Class D
           Invested
           Amount
                         a.  Class B                                   $                      0.00
                         b.  Collateral Indebtedness Amount            $                      0.00
                         c.  Class D                                   $                      0.00

    62.    The aggregate amount of Collateral Charge-Offs and the
           reductions
           in Class D Invested Amount
                         a.  Collateral Indebtedness Amount            $                      0.00
                         b.  Class D                                   $                      0.00


    Servicing Fee
           (2% of total Invested Amount)
    63.    Class A Servicing Fee for the relevant Due Period           $                270,000.00

    64.    Class B Servicing Fee for the relevant Due Period           $                 37,500.00

    65.    Collateral Servicing Fee for the relevant Due Period        $                 48,750.00

    66.    Class D Servicing Fee for the relevant Due Period           $                 18,750.00


    Enhancement
                 (18% of total Invested Amount)
    67.    Required Enhancement Amount
                         a. Invested Amount as of the last day of relevant Due
                             Period                                    $            225,000,000.00
                         b.  Required Enhancement Amount (line a times 18%)          40,500,000.00

    68.    Enhancement Surplus
                         a.  Amount on Deposit in the Cash Collateral  $                      0.00
                         Account
                         b.  Collateral Indebtedness Amount            $             29,250,000.00
                         c.  Class D Invested Amount                   $             11,250,000.00
                         d.  Required Enhancement Amount               $             40,500,000.00
                         e.  Enhancement Surplus ((sum of a-c)less d)  $                      0.00
                         f.  Enhancement deficiency, deposit excess
                         Finance
                             Charge to Cash Collateral Account         $                      0.00

    Reserve Account

    69.    Lowest historical 3 month average Portfolio Yield less 3
           month
           average Base Rate (must be > 4%, or line 70 will adjust     %                    11.81%
           accordingly)

    70.    Reserve Account Funding Date (based on line 69)                                06/15/99

    71.    Required Reserve Account Amount (after the Reserve Account
           Funding Date, 0.5% times the Class A Investor Amount)       $              1,080,000.00

    72.    Available Reserve Account Amount
                         a.  Amount of deposit in the Reserve Account on the
                             relevant Distribution Date                $                      0.00
                         b.  Required Reserve Account Amount (line 71) $              1,080,000.00
                         c.  Available Reserve Account Amount          $                      0.00


    Principal Funding Account

    73.    Principal Funding Account Balance as of prior Distribution  $                      0.00
           Date

    74.    Deposit to the Principal Funding Account on the current
           Distribution                                                $                      0.00
           Date

    75.    Withdrawal from the Principal Funding Account on the
           Current
           Distribution                                                $                      0.00
           Date

    76.    Principal Funding Account Balance as of the current
           Distribution                                                $                      0.00
           Date

    LIBOR Determination

    77.    LIBOR Determination date for the relevant Due Period                          25-Nov-96

    78.    LIBOR rate for the relevant Due Period                      %                    5.375%


    79. As of the date hereof, no Early Amortization Event has been deemed to have occured during the relevant Due Period.



                                              IN WITNESS WHEREOF, THE undersigned has duly executed
                                              and delivered this Certificate this 16th day of December, 1996


                                                                       FIRST NORTH AMERICAN NATIONAL BANK,
                                                                       as Servicer


                                                                       By /s/ Michael T. Chalifoux
                                                                         Name:  Michael T. Chalifoux

                                                                         Title:  Chairman of the Board

